UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

January 9, 2023

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

As discussed below, in connection with its participation in the 41st Annual J.P. Morgan Healthcare Conference beginning on January 9th, 2023, Agile Therapeutics, Inc. (the “Company”) updated its corporate presentation to include disclosure that the Company expects fourth quarter 2022 Twirla factory sales to be approximately 43,200 total cycles and full year 2022 Twirla factory sales to be approximately 113,600 total cycles.  The updated presentation also includes disclosure that the Company expects full year 2023 net revenue to be in the range of $25 million to $30 million and that operating expenses are expected to remain similar to the second half of 2022.

Because the Company’s financial statements for the quarter and year ended December 31, 2022 have not yet been finalized or audited, this preliminary statement regarding the Company’s factory sales for the quarter and year ended December 31, 2022 is subject to change, and the Company’s actual factory sales during these periods may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates.

Item 7.01.Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 7.01 by reference.

Beginning on January 9, 2023, the Company will participate in the 41st Annual J.P. Morgan Healthcare Conference in San Francisco, California. The Company has updated its corporate presentation to include the above-disclosed information for use at investor conferences, including the J.P. Morgan Healthcare Conference.

In addition, on January 9, 2023, the Company issued a press release providing similar information to the updates provided in its corporate presentation.

A copy of the Company’s updated corporate presentation is attached hereto as Exhibit 99.1 and a copy of the press release is attached hereto as Exhibit 99.2.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Items 2.02 and 7.01 of this Report, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Agile Therapeutics, Inc. Corporate Presentation dated January 2023
99.2	Press Release dated January 9, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: January 9, 2023	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer